SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Blue Chip Fund
______________________________________________________________________________________

 Effective February 27, 2012, DWS Blue Chip Fund was merged into DWS Core Equity Fund (formerly DWS Growth & Income Fund).  All references to DWS Blue Chip Fund are hereby removed from this Statement of Additional Information.

Please Retain This Supplement for Future Reference

February 27, 2012
SAISTKR-52